Exhibit 10.14

                              EMPLOYMENT AGREEMENT
                              --------------------


BETWEEN: BIOSYNTECH CANADA INC., a corporation duly incorporated under the laws of the Province of Quebec, having its head office at 475 Armand Frappier Boulevard, Laval, Province of Quebec, H7V 4B3, duly represented herein by Dr. Amine Selmani, President, duly authorized to do so as he declares,

                  (Hereinafter referred to as the "Employer")

AND:              AJAY  GUPTA,   domiciled   and  residing  at  255  St.  Louis,
                  Pointe-Claire, Province of Quebec, Canada.

                  (Hereinafter referred to as the "Employee")

WHEREAS the Employer wishes to retain the services of the Employee as its Director of Business and Product Development;

AND WHEREAS the parties wish to enter into a formal employment agreement between the Employer and Employee;

BOTH PARTIES HAVE AGREED AS FOLLOWS:

1.       TERM
         ----

1.1 The Agreement herein has been entered into for an indefinite period of time beginning on November 20, 2000.

2.       DUTIES
         ------

2.1 The Employee is hereby employed by the Employer on a permanent and full time basis and the Employee hereby accepts such employment to act for and on behalf of the Employer as its Chief Operating Officer.

2.2      The Employee shall, during the term of this agreement:

         1) devote his full-time and effort to the Employer, well and faithfully serve the Employer and use his best efforts, talents and endeavors to promote the interest of the Employer; and

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         2)       carry  out such  other  duties  has may be from  time to time, assigned to him by the board of directors of the Employer.

2.3 The Employee shall report to Marie-Claire Pilon, or to such person as may be designated from time to time by Dr. Amine Selmani or by the board of directors of the Employer;

3.       DESCRIPTION OF FUNCTIONS
         ------------------------

3.1 The Employee shall be responsible for all the duties that the Employer, acting reasonable, assigns to him including:

         A)       All aspects of Research and product development

         B)       Obtaining US FDA's and other regulatory  agencies  approval of
                  its  facilities   and  chemical  &  biological   products  for
                  commercialisation.

4.       COMPENSATION
         ------------

4.1 The Employee shall during the term of this agreement, receive the following salary and benefits:

         A) an annual base salary of one hundred and thirty five thousand DOLLARS ($135,000) with an annual performance and base salary review. The salary shall be payable in equal consecutive bi-monthly instalments;

         B) the option to subscribe to SEVENTY FIVE THOUSAND (75,000) Class "A" shares of the capital stock of the Employer at an exercise price of (US$1.25) each. The said options shall vest in three equal tranches of 25,000 shares, the first to vest on December 31, 2000, the second on December 31, 2001, the balance on December 31, 2002. This stock option shall be subject to the terms and conditions of the stock option agreement annexed hereto as Schedule "A";

         C) an annual vacation of three (3) weeks with pay, which he shall take after consultation with the Employer;

         D)       A car allowance of 850 dollars per month.

5.       RESTRICTIVE COVENANTS
         ---------------------

5.1 For good and valuable consideration hereby acknowledged to have been received, the Employee hereby further covenants and agrees that he:

         1) shall not while he remains an Employee of the Employer, either alone or in conjunction with any other person of corporation as principal, agent, or employee or


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                  in any manner  whatsoever,  directly or indirectly carry on or be interested or advise, lend money to, or guarantee the obligations of any business carried on at that time by Employer;

         2) shall not while he remains an Employee of the Employer and for a period of three (3) years thereafter, employ or try to employ any person who, at such moment, is employed by Employer or try, directly or indirectly, to entice such person to quit his employment without the prior written approval of the Employer;

         3) shall not while he remains an Employee of Employer and for a period of three (3) years thereafter, try, directly or indirectly, to solicit any of the suppliers or clients of Employer for the purposes of competing with Employer; and

         4) shall not while he remains an Employee of the Employer and for a period of three (3) years thereafter, divulge or use for his benefit or for the benefit of any person, firm, partner, subsidiary, association, corporation or other entity, any confidential or proprietary information concerning Employer or the business of Employer which may have been communicated to the Employee for the purpose of carrying out the terms of this agreement or otherwise.

         5.2 If any part of clause of the foregoing paragraph 5.1 be determined to be void or enforceable in whole or in part, it shall not be deemed to affect the validity of the remainder thereof, each part or clause being hereby declared separate and distinct covenants. In the event this covenant not to compete shall be determined by any Court to be too broad in geographic restriction, or too broad in scope, or to endure for too long a period of time, the Employee agrees that said covenant not to compete shall be only for such geographical area, scope and period of time determined by the Court to be reasonable.

5.3 The Employee acknowledges and recognizes that any breach on his part of the covenants set forth in subparagraphs 5.1 1), 2), 3) and 4) above can cause the Employer irreparable damage and the Employer shall have the right to institute injunctive proceedings against the Employer to prevent any continued or further breach, in addition to any other rights, claims or recourses that the Employer may have in law.

5.4 The Employee further declares that the restrictive covenants set forth in for him to earn a livelihood.

6.       TERMINATION
         -----------

6.1 The Employer may by written notice terminate this Agreement with immediate effect if:



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         A)       the Employee becomes substantially  disabled or incapacitated, as determined by the President of the Employer at any time or from time to time for an aggregate period of twelve (12) months;

         B)       the Employee dies;

         by giving the Employee a written notice of termination and delivering him the reimbursement of salary not yet paid and an indemnity equal to three (3) months of salary;

6.2 The Employer may terminate this Agreement with Cause by giving the Employee a written notice of termination. Upon termination with Cause the Employee is not entitled to any indemnity;

6.3      "Cause" includes;

         A) Employee's material breach of any provision of this Agreement and his failure to cure that breach after having been given notice and opportunity to cure the breach;

         B) Without limiting the generality of subparagraph 6.3 a), Employee's breach of the restrictive covenants set forth in section 5;

         C) Employee's commission of act or his failure to act that causes material harm to the Employer or any of its affiliates' standing, reputation, business of financial condition;

         D) Employee's commission of crime or offence that would, in the judgement of the President, impair Employee's ability to perform his duties and discharge his responsibilities under this Agreement;

         E) Employee's commission of any act involving dishonesty, disloyalty of fraud or Employee's violation of any rules, law or order (i) involving Employee or labor relations; or (ii) having material impact on the Employer;

         F)       The voluntary or involuntary bankruptcy of Employee.

7.       FULL FORCE AND EFFECT
         ---------------------

7.1 In the event where any one of the provisions of this Agreement is considered invalid by a competent court in Quebec, the parties hereto agree that the remainder of this Agreement shall continue to have full force and effect.

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8.       APPLICABLE LAW
         --------------

8.1 This Agreement shall be governed by and construed in accordance with the laws of Quebec. Any dispute arising between the parties hereto shall be referred to the competent court in Quebec.

9.       NOTICE
         ------

9.1      The addresses of the parties for notice purposes are as follows:

         BIOSYNTECH CANADA INC
         475 Armand Frappier Boulevard
         Laval (Quebec)
         H7V 4B3

         Attention:        Dr. Armine Selmani, President and chairman

         AJAY GUPTA
         255 St-Louis
         Pointe-Claire (Quebec)

         Or such other address as may be given by either party to the other in writing from time to time, all notices shall be sent by registered mail postage prepaid or by personal delivery;

10.      LANGUAGE
         --------

10.1 La presente convention a ete redigee en anglais a la demande des parties. This agreement has been drawn in English at the request of all parties.

         IN WITNESS  WHEREOF the parties have duly signed this  Agreement in two
         (2) counterparts on the _______ day of ________ 2000.

         BIOSYNTECH CANADA INC.


         /s/ Armine Selmani
         ---------------------------

         /s/ Ajay Gupta
         ---------------------------


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